Exhibit 10.2
AMENDMENT NO. 1 TO
COMMON STOCK PURCHASE WARRANT
This AMENDMENT NO. 1 TO COMMON STOCK PURCHASE WARRANT (this “Amendment”) is entered into as of July [●], 2022, by and between Vallon Pharmaceuticals, Inc., a Delaware corporation (the “Company”), and ____________________________ (the “Holder”).
WHEREAS, the Holder is the holder of a Common Stock Purchase Warrant, issued as of May 15, 2022, to purchase __________ shares of common stock of the Company, par value $0.0001 per share (the “Original Warrant”);
WHEREAS, pursuant to Section 5(l) of the Original Warrant, the Original Warrant may be modified or amended or the provisions thereof waived with the written consent of the Company, on the one hand and the Holder, on the other hand; and
WHEREAS, the Company and the Holder desire to amend the Original Warrant as set forth in this Amendment.
NOW, THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the Company and the Holder hereby agree as follows:
1.Amendment to the Original Warrant. The Original Warrant is hereby amended by deleting Section 2(c)(ii) in its entirety and replacing it with the following:
(ii) Notwithstanding the foregoing, within twenty (20) Trading Days of the disclosure of requisite Stockholder Approval (as defined in that certain Securities Purchase Agreement between the Company and Holder of even date herewith) by the Company via Current Report on Form 8-K (the “Alternate Cashless Exercise Period”), the Holder shall be obligated to effect a cashless exercise hereunder, in whole, but, in lieu of receiving such aggregate number of Warrant Shares as described in the formula set forth in Section 2(c)(i), the Holder shall instead receive one (1) share of Common Stock for each Warrant Share being exercised hereunder in such cashless exercise (each, an “Alternate Cashless Exercise”); provided, that, if the Holder does not deliver an Exercise Notice to exercise its Warrant pursuant to an Alternate Cashless Exercise prior to the expiration of the Alternate Cashless Exercise Period, within three (3) Trading Days of the expiration of the Alternate Cashless Exercise Period, this Warrant shall automatically be exercised by the Company pursuant to an Alternate Cashless Exercise. If Warrant Shares are issued in such an Alternate Cashless Exercise, the parties acknowledge and agree that in accordance with Section 3(a)(9) of the Securities Act, the Warrant Shares shall take on the characteristics of the Warrants being exercised, and the holding period of the Warrant Shares being issued may be tacked on to the holding period of this Warrant. Notwithstanding anything herein to the contrary, in the event an Alternate Cashless Exercise would otherwise cause the Holder to exceed the Beneficial Ownership Limitation (defined below) set forth in Section 2(e), the Company shall only issue such number of Warrant Shares to the Holder that would not cause the Holder to exceed the maximum number of Warrant Shares permitted thereunder with the balance to be held in abeyance until notice from the Holder that the balance (or portion thereof) may be issued in compliance with such limitations, which abeyance shall be evidenced through this Warrant which shall be deemed prepaid thereafter, and exercised pursuant to a Notice of Exercise (provided no additional exercise price shall be payable). The Company agrees not to take any position contrary to this Section 2(c)(ii).

Exhibit 10.2
2.No Further Amendment. Except as amended by this Amendment, the Original Warrant remains unaltered and shall remain in full force and effect.
3.Jurisdiction. All questions concerning the construction, validity, enforcement and interpretation of this Amendment shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof.
4.Counterparts. This Amendment may be executed in any number of counterparts, each of which will be deemed an original and all of which together will constitute one and the same instrument. Signatures delivered by facsimile, electronic mail (including as a PDF file) or other transmission method shall be deemed to be original signatures, shall be valid and binding, and, upon delivery, shall constitute due execution of this Amendment.
(Signature page follows)

Exhibit 10.2

IN WITNESS WHEREOF, each of the Company and the Holder has caused this Amendment to be executed by its officer thereunto duly authorized as of the date first above indicated.

COMPANY
VALLON PHARMACEUTICALS, INC.

By:
Name:
Title:

HOLDER
_____________________________________________

By:
Name:
Title: